SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 27, 2008

PATIENT PORTAL TECHNOLOGIES, INC.

(Exact Name of Registrant As Specified In Its Charter)

DELAWARE	333-107826	02-0656132
(State of Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8276 Willett Parkway, Baldwinsville, NY	13027
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (315) 638-6708

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 27, 2008, Patient Portal Technologies, Inc. issued a press release announcing preliminary financial results for the third fiscal quarter ended September 30, 2008. The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Patient Portal Technologies, Inc. Press Release, dated October 27, 2008.